Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Ordinary Shares, par value $0.0001 per share, of Cango Inc., a Cayman Islands company, and that this Agreement may be included as an Exhibit to such joint filing.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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SIGNATURE

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 14, 2019.

Warburg Pincus Cango Fintech Investment Company Limited

By:	/s/ David Sreter
Name:	David Sreter
Title:	Director

Warburg Pincus Private Equity XII, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus Private Equity XII-B, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus Private Equity XII-D, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus Private Equity XII-E, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

[Signature Page to Joint Filing Agreement, Schedule 13G]

WP XII Partners, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus XII Partners, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus China (Cayman), L.P.

By: Warburg Pincus (Cayman) China GP, L.P., its general partner
By: Warburg Pincus (Cayman) China GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus China Partners (Cayman), L.P.

By: Warburg Pincus (Cayman) China GP, L.P., its general partner
By: Warburg Pincus (Cayman) China GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus LLC

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus XII, L.P.

By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

[Signature Page to Joint Filing Agreement, Schedule 13G]

WP Global LLC

By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus Partners II, L.P.

By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus Partners GP LLC

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus & Co.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Partner

Warburg Pincus (Cayman) China GP, L.P.

By: Warburg Pincus (Cayman) China GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus (Cayman) China GP LLC

By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus Partners II (Cayman), L.P.

By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus (Bermuda) Private Equity GP Ltd.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

[Signature Page to Joint Filing Agreement, Schedule 13G]

Charles R. Kaye

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

Joseph P. Landy

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-fact*

*The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an exhibit to the statement on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc. (File No. 005-80578) and is hereby incorporated by reference.

[Signature Page to Joint Filing Agreement, Schedule 13G]